SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to
                              Section 14(a) of the
                           Securities Exchange Act of
                            1934 (Amendment No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                                AMERIPRIME FUNDS
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1)       Title of each class of securities to which transaction applies:
                  __________________________________________________________________________________
                                                                                                    -
         2)       Aggregate number of securities to which transaction applies:
                  __________________________________________________________________________________
                                                                                                    -
         3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  __________________________________________________________________________________
                                                                                                    -
         4)       Proposed maximum aggregate value of transaction:
                  ----------------------------------------------------------------------------------
         5)       Total fee paid:
                  ----------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_|      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  __________________________________________________________________________________
                                                                                                    -

         2)       Form, Schedule or Registration Statement No.:
                  __________________________________________________________________________________
                                                                                                    -

         3)       Filing Party:
                  __________________________________________________________________________________
                                                                                                    -

         4)       Date Filed:
                  __________________________________________________________________________________
                                                                                                    -


                               GLOBALT Growth Fund


                            3060 Peachtree Road, N.W.
                          One Buckhead Plaza, Suite 225
                             Atlanta, Georgia 30305


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             To Be Held May 24, 2002

Dear Shareholders:

The Board of Trustees of AmeriPrime Funds (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the GLOBALT Growth Fund series of the Trust, to be held at the principal offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on May 24 , 2002 at 10:00 a..m., central time, for the following purpose:

     1. Approval of a new advisory agreement between the Trust and GLOBALT, Inc., the Fund's investment adviser. No fee increase is proposed.

     2. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on April 4, 2002 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                                           By Order of the Board of Trustees

                                               /s/

                                           KENNETH D. TRUMPFHELLER
                                           Secretary
April 30, 2002

                             YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 317-266-8756, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                               GLOBALT GROWTH FUND

                            3060 Peachtree Road, N.W.
                          One Buckhead Plaza, Suite 225
                             Atlanta, Georgia 30305


                                 PROXY STATEMENT


                         SPECIAL MEETING OF SHAREHOLDERS
                             To Be Held May 24, 2002



         INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Ameriprime Funds (the "Trust"), on behalf of the GLOBALT Growth Fund (the "Fund"), for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the principal executive offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on May 24, 2002 at 10:00 a.m., central time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about April 30, 2002.

         GLOBALT, Inc. ("GLOBALT") serves as the Fund's investment adviser and is currently controlled by Samuel Allen. On or about April 30, 2002, Synovus Financial Corp. ("Synovus") will acquire 100% of the outstanding shares of GLOBALT through a merger of a wholly owned subsidiary of Synovus with and into GLOBALT.

         Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), a transaction which results in a change of control of an investment adviser may be deemed an "assignment." The Investment Company Act further provides that a management agreement will automatically terminate in the event of an assignment. As a result, the shareholders are being asked to consider the approval of a new agreement for the Fund with GLOBALT.

          A copy of the Fund's most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to Robert Chopyak, Treasurer, Ameriprime Funds, at the principal offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092 or by calling the Fund at 877-289-4769.

                                    PROPOSAL
                 APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN
                           THE TRUST AND GLOBALT, INC.

Background

         GLOBALT serves as the Fund's investment adviser and is currently controlled by Samuel Allen. On or about April 30, 2002, Synovus will acquire 100% of the outstanding shares of GLOBALT through a merger of a wholly owned subsidiary with and into GLOBALT.

         Under the Investment Company Act, a transaction that results in a change of control of an investment adviser may be deemed an "assignment." The Investment Company Act further provides that a management agreement will automatically terminate in the event of its assignment. The transaction described above will result in a "change in control" of GLOBALT for purposes of the Investment Company Act and will cause the "assignment" and resulting termination of the old management agreement.

         Subject to shareholder approval, the Board of Trustees of the Trust has approved a new management agreement for the Fund. The primary purpose of this proposal is to allow GLOBALT to continue to serve as the investment adviser to the Fund.

The Current Management Agreement

         GLOBALT currently serves as the investment adviser to the Fund pursuant to a management agreement, dated June 30, 2000 between the Trust and GLOBALT. In 2000, Samuel Allen acquired additional shares of GLOBALT and became the controlling shareholder of GLOBALT. The acquisition resulted in the termination of the existing management agreement, and the current management agreement was approved by the shareholders on June 30, 2000. The current management agreement will expire on June 30, 2002.

         Under the terms of the current agreement, GLOBALT manages the Fund's investments, subject to the approval of the Board of Trustees, and pays all operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person trustees, Rule 12b-1 distribution expenses and extraordinary expenses. Under the current agreement, as compensation for GLOBALT's management services and agreement to pay the Fund's expenses, the Fund pays GLOBALT an annual fee of 1.17% of its average daily net assets. GLOBALT has entered into a separate agreement, effective through February 28, 2005, to waive all or a portion of its fees and/or reimburse Fund expenses, but only to the extent necessary to maintain total annual Fund operating expenses at 1.17%. For the fiscal year ended October 31, 2001, the aggregate amount of the investment adviser's fee paid to GLOBALT was $195,586.

The Interim Management Agreement

         Ordinarily, shareholder approval must be obtained before a management agreement takes effect. Rule 15a-4 under the Investment Company Act, however, permits an investment adviser to a registered investment company to serve temporarily under an interim agreement that is approved by a fund's board of trustees but that has not received shareholder approval, if the following conditions are met:

(i) the compensation under the interim agreement is no greater than under the previous agreement;

(ii) the fund's board of trustees, including a majority of the disinterested trustees, has voted in person to approve the interim agreement before the previous agreement is terminated;
(iii) the fund's board of trustees, including a majority of the disinterested trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;
(iv) the interim agreement provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the investment adviser;
(v) the interim agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the board of trustees; and
(vi) the interim agreement provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim agreement pending approval of a new management agreement by shareholders.

         A change of control of GLOBALT will occur on or about April 30, 2002. If shareholder approval is not obtained for a new agreement before the change of control, an interim management agreement meeting the above conditions will take effect. The interim agreement was approved by the Board of Trustees on April 3, 2002. GLOBALT will serve as investment adviser pursuant to the interim agreement for 150 days after the change in control or, if earlier, until a new agreement is approved by shareholders. If shareholders approve the new agreement within the 150-day period, the amount held in the escrow account, plus interest, will be paid to GLOBALT. If shareholders do not approve the new agreement, GLOBALT will be paid the lesser of the costs incurred in performing its services under the interim agreement or the total amount in the escrow account, plus interest earned.

The New Management Agreement.
----------------------------

         Subject to shareholder approval, the Trust will enter into a new agreement with GLOBALT. The terms and conditions of the new agreement are substantially identical in all material respects to those of the old management agreement, except that the date of its execution, effectiveness, and termination are different. In addition, GLOBALT will reaffirm its obligation to waive its fees and/or reimburse Fund expenses, but only to the extent necessary to maintain total annual Fund expenses at 1.17% through February 28, 2005.

          Like the current agreement, the new agreement permits GLOBALT to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers. GLOBALT does not currently have any formal arrangements in place for allocating brokerage transactions based on research services provided to GLOBALT, but research provided by brokers to GLOBALT may be considered when placing trades.

         The new agreement will become effective upon shareholder approval. The new agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the trustees who are not affiliated with GLOBALT (the "Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on such approval. The new agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the Fund, or by GLOBALT. The new agreement automatically terminates in the event of its assignment.

         The new agreement provides that GLOBALT shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence, or GLOBALT's reckless disregard of its obligations.

          The new agreement for the Fund is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the new agreement is only a summary.

Information Concerning GLOBALT, Inc.

     GLOBALT, Inc., is located at 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305. After the acquisition, Synovus Financial Corp., located at 901 Front Avenue, Suite 202, Columbus, Georgia 31901, will own 100% of GLOBALT.

         The name, address and principal occupation of the principal executive officer and each director of GLOBALT are set forth below:

------------------------------- ----------------------------- ----------------------------------------- ----------------------------
Name:                           Title:                        Address:                                  Principal Occupation:
------------------------------- ----------------------------- ----------------------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------------------- ----------------------------
Samuel E. Allen                 Chairman                      3060 Peachtree Road, N.W.                 Chief Executive Officer
                                Chief Executive Officer       One Buckhead Plaza, Suite 225, Atlanta,   and Portfolio Manager
                                Director                      GA 30305
------------------------------- ----------------------------- ----------------------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------------------- ----------------------------
William H. Roach, Jr.           President                     3060 Peachtree Road, N.W.                 Chief Operating Officer
                                Director                      One Buckhead Plaza, Suite 225, Atlanta,
                                                              GA 30305
------------------------------- ----------------------------- ----------------------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------------------- ----------------------------
Gary E. Fullam                  Chief Investment Officer      3060 Peachtree Road, N.W.                 Chief Investment Officer
                                Director                      One Buckhead Plaza, Suite 225, Atlanta,   Portfolio Manager
                                                              GA 30305
------------------------------- ----------------------------- ----------------------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------------------- ----------------------------
Gregory S. Paulette             President, GLOBALT Capital    3060 Peachtree Road, N.W.                 Portfolio Manager
                                Management                    One Buckhead Plaza, Suite 225, Atlanta,
                                Director                      GA 30305
------------------------------- ----------------------------- ----------------------------------------- ----------------------------

         The following chart provides information regarding those persons that own 10% or more of Synovus.

         ----------------------------------------- ---------------------------------- -----------------------------------------
                           Name                                 Address                              Ownership
         ----------------------------------------- ---------------------------------- -----------------------------------------
         ----------------------------------------- ---------------------------------- -----------------------------------------
         Synovus Trust Company                     1148 Broadway                                       12.5%
                             Columbus, Georgia 31901
         ----------------------------------------- ---------------------------------- -----------------------------------------

Evaluation By The Board Of Trustees.
----------------------------------- -

         The Board has determined that continuity and efficiency of portfolio investment advisory services after the change of control of GLOBALT can best be assured by approving the new management agreement. The Board believes that the new agreement will enable the Trust to continue to obtain management services of high quality at costs which it deems appropriate and reasonable and that approval of the new agreement is in the best interests of the Trust and the shareholders of the Fund.

         At a meeting of the Board of Trustees held on April 3, 2002, the Board, including the Independent Trustees, evaluated the impact of the proposed acquisition of GLOBALT on the Fund. In evaluating the impact of the acquisition, the Board, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by GLOBALT and Synovus, including financial information, and discussed the proposed new agreement. The Independent Trustees met separately with legal counsel.

         Based on its review, the Board of Trustees believes that approval of the proposed new agreement is in the best interests of the Trust and the Fund's shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the new agreement. In making this recommendation, the Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications and background of GLOBALT's investment personnel, (ii) the nature and quality of operations and services that GLOBALT will continue to provide the Fund with no change in fees, (iii) the benefits of continuity in services to be provided by GLOBALT, and (iv) the fact that the portfolio managers will not change as a result of the change in control.

         The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Fund, including, but not limited to (i) the performance of the Fund since commencement of its operations, (ii) the investment objective and policies of the Fund, (iii) the financial condition of GLOBALT, and (iv) that the terms of the new agreement are substantially identical to the current agreement, except as described above.

         The Board viewed as significant the representation of GLOBALT that the same persons who are presently responsible for the investment advisory operations of the Fund will continue in such positions following the change in control, that no changes in the investment advisers' method of operations or location are expected, and that no diminution of the scope and quality of advisory services provided to the Fund will result from that change of control. In fact, it was the consensus of the Trustees that the acquisition is likely to provide GLOBALT with additional resources and enhance GLOBALT's ability to provide quality advisory services to the Fund.

         As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the new agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new agreement and voted to recommend it to shareholders for approval.

     The Board Of Trustees Of The Trust, Including The Independent Trustees, Unanimously Recommends That Shareholders Vote For Approval Of The Proposed Management Agreement


                              OPERATION OF THE FUND

         The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Fund currently retains GLOBALT, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305 as its investment adviser. The Fund retains Unified Fund Services, Inc. to manage the Fund's business affairs and provide the Fund with administrative services, and to act as the Fund's transfer agent and fund accountant. The Trust retains Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to act as the principal distributor of the Fund's shares.

                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed new agreement between the Trust and GLOBALT and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to Kenneth D. Trumpfheller, the President of the Trust, at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, revoking the proxy, or (3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

         The close of business on April 4, 2002 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 970,000.51 shares of beneficial interest of the Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

         An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed new agreement. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

         Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information, as of March 31, 2002, with respect to the number of shares of the Fund beneficially owned by (i) each Trustee and named executive officers of the Trust and (ii) all Trustees and named executive officers of the Trust as a group.

                                                                  Amount                               Percent
         Name                                               Beneficially Owned                        of Class
         ----                                               ------------------                        --------
         Robert A. Chopyak                                         None                                 0%
         Steven L. Cobb                                          48.3560                                 *
         Gary E. Hippensteil                                       None                                 0%
         Kenneth D. Trumpfheller                                   None                                 0%

*        Less than 1% of the Fund.

         As of March 31, 2002, all Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund.






                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of March 31, 2002, the persons known by the Trust to be the record or beneficial owner of 5% or more of the outstanding shares of the Fund were:

Name                                     Address                                                        Percent Held
----                                     -------                                                        ------------
Samuel E. Allen                          c/o GLOBALT, Inc.                                                12.70%1
                                         3060 Peachtree Road, NW
                                         Suite 225
                                         Atlanta, GA  30305
Charles Schwab                           101 Montgomery Street                                             13.29%
                                         San Francisco, CA 94104
Glidden Foundation                       3495 Piedmont Road                                                8.47%
                                         Suite 525
                                         Atlanta, GA 30305
Management Psychology                    3400 Peachtree Road, N.E.                                         5.72%
                                         Lenox Towers, Suite 1600
                                         Atlanta, GA 30326
National Financial Services              P.O. Box 3908                                                     5.19%
                                         Church Street Station
                                         New York, NY 10007-3908
NationsBank, N.A.                        Interstate Tower                                                  5.20%
                                         P.O. Box 1220
                                         Charlotte, NC 28201-1220
NBC Securities                           1927 First Avenue North                                           6.68%
                                         Birmingham, AL 35203

1 Includes 7.18% owned by GLOBALT, Inc. 401(k) Profit Sharing Plan.


The Trust has been informed that Mr. Allen intends to vote all shares that he beneficially owns in favor of the proposed new agreement. As of March 31, 2002, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.


                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Kenneth D. Trumpfheller, Secretary, Ameriprime Funds, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092.

                              COST OF SOLICITATION

         The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by globalt. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and GLOBALT will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and GLOBALT may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

         If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at 877-289-4769, or write the Trust at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092.

                                       BY ORDER OF THE BOARD OF TRUSTEES

                                            /s/

                                       Kenneth D. Trumpfheller
                                       Secretary

Dated April 30, 2002


Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or fax it to 317-266-8756.

                                                                  EXHIBIT A

                          PROPOSED MANAGEMENT AGREEMENT

TO:               GLOBALT, Inc.
                  3060 Peachtree Road, N.W.,
                  One Buckhead Plaza, Suite 225
                  Atlanta, Georgia 30305

Dear Sirs:

         AmeriPrime Funds (the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the GLOBALT Growth Fund (the "Fund").

         You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

         1.       ADVISORY SERVICES

                  You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

         2.       ALLOCATION OF CHARGES AND EXPENSES

                  You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act, as amended); and all other operating expenses not specifically assumed by the Fund.

                  The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.


         3.       COMPENSATION OF THE ADVISER

                  For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.17% of the average value of its daily net assets.

                  The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         4.       EXECUTION OF PURCHASE AND SALE ORDERS

                  In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                  You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

                  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

                  Subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

         5.       LIMITATION OF LIABILITY OF ADVISER

                  You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither you nor your shareholders, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                  Any person, even though also a director, officer, employee, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder or agent of you, or one under your control or direction, even though paid by you.

         6.       DURATION AND TERMINATION OF THIS AGREEMENT

                  This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

                  This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

         7.       USE OF NAME

                  The Trust and you acknowledge that all rights to the name "GLOBALT" or any variation thereof belongs to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "GLOBALT" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "GLOBALT" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use these names.

         8.       AMENDMENT OF THIS AGREEMENT

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

                  The term "AmeriPrime Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

         10.      SEVERABILITY

                  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

         11.      QUESTIONS OF INTERPRETATION

     (a)  This Agreement shall be governed by the laws of the State of Ohio.

     (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended (the "Act") shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         12.      NOTICES

                  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, and your address for this purpose shall be 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, GA 30305.

         13.      COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.      BINDING EFFECT

                  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

         15.      CAPTIONS

                  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                                              Yours very truly,

                                                              AmeriPrime Funds


                                                              By:  ___________________________________________

                                                              Kenneth D. Trumpfheller, President

Dated:                              , 2002
       -------------------- --------

                                                     ACCEPTANCE

         The foregoing Agreement is hereby accepted.

                                                              GLOBALT, Inc.

                                                              By: ____________________________________________

                                                              Name/Title: ______________________________________


Dated:                              , 2002
       -------------------- --------

PROXY

                               GLOBALT GROWTH FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                  May 24, 2002

         The undersigned shareholder of the GLOBALT Growth Fund (the "Fund"), a series of AmeriPrime Funds (the "Trust"), hereby nominates, constitutes and appoints Robert A. Chopyak and Kenneth D. Trumpfheller, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on May 24, 2002 at 10:00 a.m., central time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         Approval of a new Management Agreement between the Trust and GLOBALT, Inc.

                         |_| FOR |_| AGAINST |_| ABSTAIN


         The Board of Trustees recommends a vote "FOR" on the above proposal. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________  DATED                     ,2002    ___________________________
                        ------------ -------
(Number of Shares)                                     (Please Print Your Name)


(Signature of Shareholder)


(Please Print Your Name)
______________________________

(Signature of Shareholder)

(Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)



This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.